Income Taxes	12 Months Ended
Dec. 31, 2022
Income Taxes
Income Taxes
(11)	Income Taxes

The components of the Company’s provision for income taxes for the years ended December 31, 2022 and 2021 is as follows (in thousands):

Years Ended December 31,
	2022	2021
Current:
Federal	$—	$—
State	—	—
Total current tax expense	$—	$—

The following reconciles income tax expense computed at the federal statutory rate with income tax expense as reported:

	Years Ended December 31,
	2022	2021
Statutory rate	21.0%	21.0%
Federal net operating loss	—%	—%
Leases	—%	—%
Depreciation	—%	—%
State income tax	1.6%	9.6%
Permanent differences	(12.6)%	(6.8)%
Other	—%	—%
Valuation allowance	(10.0)%	(23.8)%
Effective income tax rate	0.0%	0.0%

The significant components of the Company’s deferred tax asset (liability) as of December 31, 2022 and 2021 are as follows:

	Years Ended December 31,
	2022	2021
Deferred tax assets
Net operating losses	$34,780	$26,070
Stock options and Warrants	3,107	—
Property, plant and equipment and intangibles	2,620	—
Accruals and other	1,041	982
Total deferred tax assets	41,548	27,052
Less valuation allowance	(40,333)	(25,648)
Net deferred tax assets	1,215	1,404
Deferred tax liabilities
Property, plant, equipment, and intangibles	(1,125)	(1,017)
Lease liability	(90)	(387)
Total deferred tax liabilities	(1,215)	(1,404)
Net deferred tax assets (liabilities)	$—	$—

As of December 31, 2022, the Company had net operating loss carryforwards of approximately $128.7 million and $121.9 million for federal and state income tax purposes, respectively. The federal and state net operating loss carryforwards begin to expire in 2027 and 2028 respectively. Federal NOLs that arose on or after January 1, 2018 can be carried forward indefinitely against future income but can only be used to offset a maximum of 80% of the Company’s federal taxable income in any year.

The Company has established a valuation allowance for U.S. federal and state deferred tax assets. The valuation allowance requires an assessment of both positive and negative evidence when determining whether it is more likely than not that deferred tax assets are recoverable. Such assessment is required on a jurisdiction-by-jurisdiction basis. The Company intends to maintain a full valuation allowance until sufficient positive evidence exists to support reversal. The valuation allowance for deferred tax assets was $40.3 million and $25.6 million as of December 31, 2022 and 2021, respectively. The change in valuation allowance of $14.4 million and $11.4 million in 2022 and 2021, respectively, is primarily related to the Company’s activities that give rise to a net operating loss carryover.

The unrecognized tax benefit is related to the Company’s reserves on Federal and California research and development tax credits. For the years ended December 31, 2022 and 2021, the activity related to the unrecognized tax benefits is as follows (in thousands):

	Years Ended December 31,
	2022	2021
Unrecognized tax benefits, beginning of period	$411	$411
Additions based on tax positions related to current year	—	—
Reductions based on tax positions related to prior years	—	—
Unrecognized tax benefits, end of period	$411	$411

The Company is currently unaware of any uncertain tax positions that could result in significant additional payments, accruals, or other material deviation in the next 12 months.

The Inflation Reduction Act of 2022 (“IRA”) was passed and signed into law in August 2022, which contains various corporate income tax provisions, including a 15% corporate minimum tax, a 1% excise tax on stock repurchases, and new renewable energy tax credit regime. The Company is still analyzing the impact of such provisions but does not anticipate a material impact as a result of its passage.

Under the Tax Cuts and Jobs Act, research and development expenditures are no longer fully deductible and are required to be capitalized and amortized under Section 174 of the Internal Revenue Code in tax years beginning on or after January 1, 2022. The capitalized research expenses must be amortized over five years for research performed in the U.S. and 15 years for research performed outside the U.S. The mandatory capitalization requirement increased the Company’s deferred tax assets, which were fully offset by a valuation allowance.

The federal and state net operating loss carryforwards may be subject to significant limitations under Section 382 and Section 383 of the Internal Revenue Code and similar provisions under state law. Federal tax legislation enacted in December 2017, commonly known as the Tax Cuts and Jobs Act, contains provisions that limit the federal net operating loss carryforwards that may be used in any given year in the event of special occurrences, including significant ownership changes. A Section 382 “ownership change” generally occurs if one or more stockholders or groups of stockholders, who own at least 5% of the Company’s stock, increase their ownership by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period.The Company performed a formal Section 382 study analysis through December 31, 2022, and determined that a Section 382 “ownership change” occurred on November 22, 2022, in connection with the closing of the Merger. Based on the formal Section 382 study analysis prepared, federal net operating losses incurred by the Company through December 31, 2021 are not expected to be limited under Section 382, however any net operating losses generated in fiscal year 2022 could be subject to limitation.